Bank of America Merrill Lynch 2019 Global Industrials Conference Industrials Global Bankof Merrill 2019 America Lynch K ANSAS March 2019 19, C ITY S OUTHERN © 2019 Kansas City Southern

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as "projects," "estimates," "forecasts," "believes," "intends," "expects," "anticipates," and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management's perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS' subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; access to capital; disruptions to KCS' technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS' rail network or at KCS' facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic, political and social conditions; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS' Annual Report on Form 10-K for the year ended December 31, 2018 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors.

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The KCS Network


NE
Omaha
Council Bluffs
Lincoln
Jacksonville
Springfield
Kansas City
MO
East St. Louis
IL
IN
OH
WV
VA
MD
DE
NJ
CO
KS
KY
NM
OK
Fort Smith
AR
TN
NC
SC
Heavener
Yellow Creek
Ashdown
MS
Artesia
Birmingham
AL
GA
Texarkana
Monroe
Jackson
Meridian
Wylie
Dallas
Shreveport
Vicksburg
Natchitoches
TX
Mobile
LA
Beaumont
Baton Rouge
Gulfport
Rosenberg
Kendleton
Houston
Port Arthur
West Lake Charles
New Orleans
FL
Victoria
Robstown
Corpus Christi
Laredo
Coah.
Nuevo Laredo
Sanchez
Gulf of Mexico
Salinas Victoria
Brownsville
Saltillo
Monterrey
Matamoros
N.L.
Dgo.
Tamps.
Vanegas
Laguna Seca
S.L.P.
Altamira
Tampico
San Luis Potosi
Ciudad Valles
Nay.
Ags.
Escobedo
Silao
Qro.
Hgo.
Jal.
Queretaro
Celaya
Morelia
Acambaro
Ver.
Yuc.
Q. Roo
Col.
Mich.
Toluca
Mexico City
Puebla
Veracruz
Camp.
Pue.
Lazaro Cardenas
Gro.
Tab.
Oax.
Chis.

- Founded in 1887
- 6,700 route miles
- Seamless cross-border network
- Service to 12 Gulf ports and 1 Pacific Ocean port
- Service to more than 140 transload centers and 11 intermodal ramps
- 181 interchange points with other railroads, including all U.S. and Mexico Class I railroads

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Solid Investment Thesis

- Best-positioned growth story in the industry with unique U.S.-Mexico cross-border network and the most profitable rail franchise in Mexico
- Well-diversified customer base and commodity mix
- Excellent strategic positioning with multiple growth drivers
- Track record of strong financial and operating performance
- Solid balance sheet with a commitment to maintaining investment grade credit rating
- Leveraging Precision Scheduled Railroading to capitalize on cost reduction opportunities

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* All reconciliations All*reconciliations tocan GAAP KCS has delivered steadily KCS delivered steadily improving has key financial metrics (inmillions) 79.1% 2008 1,852 1,852 2008 82.0% 2009 1,480 1,480 2009 72.8% Adjusted Adjusted Operating 2010 1,815 1,815 2010 14.8 Point Improvement Revenues 72.1% 2011 2,098 2,098 2011 be found found be 69.9% 2012 2,239 2,239 2012 68.8% 2013 2,369 2,369 2013 - in in the Appendixpresentation. this of 4% CAGR 4% CAGR 67.1% 2014 2,577 2,577 2014 66.4% 2015 2,419 2,419 2015 Ratio* Ratio* 64.9% 2016 2,334 2,334 2016 64.3% 2017 2,583 2,583 2017 64.3% 2018 2,714 2,714 2018 (inthousands) 1,825 1,825 2008 2008 1.84 Adjusted Adjusted Diluted Earnings per Share* 1,621 1,621 2009 2009 0.77 0.77 Carloads/Units 1,859 1,859 2010 2010 2.25 2.25 2,014 2,014 2011 2011 2.90 2.90 12% 12% CAGR 2,112 2,112 2012 2012 3.56 3.56 2,165 2,165 2013 2013 3.98 3.98 – 2,274 2,274 2014 2014 4.82 4.82 2% CAGR 2,217 2,217 2015 2015 4.49 4.49 2,167 2,167 2016 2016 4.48 4.48 2,270 2,270 2017 2017 5.25 5.25 2,306 2,306 2018 2018 5.97 5.97 5 © 2019 Kansas City Southern

Business Update 6 © 2019 Kansas City Southern

Business Update

- Volumes off to a slow start due to Michoacán blockages, but YOY performance is improving
  - Impact of blockages ~5 cents to Q119 EPS

- Positive mix impact from growth in high RPU business, including refined products, coal & grain

- Expect YOY headcount reduction in FY 2019



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23 25 27 29 18 20 22 24 26 28 Operating Metrics 27.8 23.3 Train Velocity (mph)VelocityTrain Dwell (hrs) 27.6 23.1 26.7 26.1 27.4 21.7 . . − − – – YTD 2019 velocity of velocity 2019YTD dwell 2019YTD initiatives stage as PSR as early well efforts recovery service ongoing tobenefitfrom continuesVelocity flat YOY roughly Improved by PSR initiatives initiatives PSR of benefitsand early terminals, and Sanchezat theMonterrey Driven YoY 6% andImproved by sequentially 17% by continued improvement improvement continuedby 3% sequentially; 3% sequentially; of 21.7 hours 21.7 27.4 MPH 8 © 2019 Kansas City Southern

Growth Outlook 9 © 2019 Kansas City Southern

Mexico Energy Reform Update



Origin Terminal
Destination Terminal
New Orleans
JEFFERSON
ENERGY COMPANIES
Beaumont
HOWARD
ENERGY PARTNERS
Corpus Christi
Laredo
Monterrey
BULKMATIC
Salinas Victoria
TCM
San Luis Potosi
Avant
ENERGY
Altamira
SAVAGE
Queretaro
SUPERA
SYSTEM
GAS NATURAL
DEL NOROESTE
San Jose Iturbide
Mexico City
Veracruz
Lazaro Cardenas

[1] Unless otherwise noted, total barrels of storage are shown at the end of the current phase of construction/expansion

KCS-Served Unit Train Fluids Terminals[1]

Jefferson Energy Companies (Beaumont) & Howard Energy Partners (Corpus Christi): Origin terminals on KCS network or shortline partner; loading & unloading capacity expansions underway

Bulkmatic (Salinas Victoria): 420k barrels storage under construction and scheduled for completion in Q319

TCM (San Luis Potosi): 300k barrels storage under construction and scheduled for completion in Q119

Gas Natural del Noroeste - formerly SIMSA/HEP (San Jose Iturbide): 510k barrels storage completed; additional 185k barrels scheduled for completion by Q419

Avant Energy/Savage SUPERA Network (Altamira/Queretaro): Construction to begin in Q119; Altamira – 1.2M barrels storage; Queretaro – 450k barrels storage

Energy Reform Revenue** ($ in millions)



+120%
+106% excluding hurricane impact
$48*
$45
$99
FY17
FY18

Energy Reform Carloads**



156%
+140% excluding hurricane impact
19,017*
17,800
45,632
FY17
FY18

*Excludes estimated impact of Hurricane Harvey (yellow bar represents actual 2017 revenues & volumes)

**Cross-Border Franchise and Non-Franchise movements related to Mexico Energy Reform, as reported within Petroleum minor business unit.

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2 Source: IHS Markit, Markit, IHS Source: 2 Consulting PLG 1 U.S. Petrochemical Build Outs . . . Ample growth located in Amplegrowth located in Gulf region Coast 2023by 50%growth: Polyethylene projected capacity exports for petrochemical chain diversification Expect network an to playKCS integral role in supply Processes: (1) Autoclave, (2) Tubular, (3) Gas Phase, (4) Slurry Loop (5) Slurry Stirred Tank (6) Solution(6) Tank Stirred Slurry (5) Loop Slurry (4) Phase, Gas (3) Tubular, (2) Autoclave, (1) Processes: Exxon Mobil Equistar Formosa Sasol Formosa Ineos Sasol ExxonMobil Dow Dow Dow CP Chem Dow Company Beaumont,TX LaPorte,TX Point Comfort,TX Charles, Lake LA Point Comfort,TX Park, Deer TX Mont TX Belvieu, Taft,LA Freeport,TX Plaquemine, LA Old TX Ocean, TX Seadrft, City, State 2 : Q42019 Q42019 Q32019 Q32019 Q42018 Q42018 Q42017 Q42017 Q42017 Q32017 Q32017 Q32017 Q32017 Q42016 Startup Capacity 000’s MT 1,300 1,000 650 500 400 420 470 400 470 400 350 60 75 75 1 (5) (3) (3) (3) (5) (3) (2) (3) (2) (4) (6) (2) (3) (4) 11 © 2019 Kansas City Southern

KCS is Well-Positioned for Mexico Automotive Growth



KIA
Monterrey
Opening mid-2019
San Luis Potosi
Opening early 2020
Mexico City
Ford
Lazaro Cardenas
In progress
Currently not served by KCS

- Mexico produces 4M+ vehicles per year, and is the 7th largest producer in the world
  - ~75% of vehicles produced are exported, primarily to the U.S. and Canada
- KCS serves 10 of the 11 automotive manufacturers
- Exclusive access to vehicle import/export through the port of Lázaro Cárdenas
  - Future opportunity to directly serve the port of Veracruz

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KCS INTERMODAL NETWORK



Seattle, WA
Portland, OR
Montreal, QC
Syracuse, NY
Worchester, MA
Brampton, ON
Detroit, MI
CSX
Bethlehem, PA
Croxton, NJ
Elizabeth, NJ
Little Ferry, NJ
Chicago, IL
Rutherford, PA
East St Louis, IL
Stockton, CA
Marion, OH
Baltimore, MD
Greencastle, PA
Kansas City, MO
CN
Norfolk, VA
BNSF
NORFOLK SOUTHERN
Shreveport, LA
Charlotte, NC
Memphis, TN
Los Angeles, CA
Atlanta, GA
Charleston, SC
Dallas, TX
Alliance, TX
Meridian, MS
Savannah, GA
Wylie, TX
Jackson, MS
Jacksonville, FL
New Orleans, LA
Kendleton, TX
FEC
Laredo, TX
Robstown, TX
Salinas Victoria, NL
Miami, FL
Servicing Multiple IMCs
J.B. HUNT Intermodal
LOUP
SCHNEIDER
Hub Group
SWIFT
XPOLogistics
COFC Logistics
APL Logistics
San Luis Potosi, SL
Altamira, TM
Mexico City, DF
Veracruz, VZ
Toluca, EM
Lázaro Cárdenas, MH
Intermodal Interchange Point
KCS Shared Intermodal Facility
BNSF Intermodal Facility
KCS Intermodal Facility
NS Intermodal Facility
UP Intermodal Facility
FEC Intermodal Facility
Container Ports
CSXT Intermodal Facility
CN Intermodal Facility

Precision Scheduled Railroading 14 © 2019 Kansas City Southern

PSR at KCS: Better railroading for more reliable service and growth

Customer focused
- Improve and sustain consistency & reliability of service
- Create a more resilient and dependable network

Facilitate Growth
- Additional capacity for new opportunities

Improve asset utilization
- Be able to meet growing demand with same or fewer assets

Improve cost profile
- Increased profitability driven by volume and revenue growth and improved productivity and asset utilization

KCS' Mantra: Service Begets Growth

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PSR Cost Savings Opportunity Categories

Category	2018 Avg/Total	2018 Expense*
Freight Cars	~61,000 Cars Online	~$180M
Locomotives	~1,100 Locomotives	~$180M
Yard Employees	~1,600 Active T&E ~150 Support Employees	~$115M
Line of Road Employees	~1,700 Active T&E ~170 Support Employees	~$160M
Fuel Consumption	136 Million Gallons	~$310M

~$945M

2018 Expense Includes Depreciation

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progress & performance& progress PSR measure to key metrics evaluating KCS is Once targets are finalized for each metric, we will communicate communicate willwe metric, each for finalized are targets Once Monthly carloads / FTE carloads Monthly efficiency Fuel carload online Cars ( lengthTrain (hours)dwell Terminal (m.p.h.)velocity Gross per revenue revenue per Metric feet) targets &progress targets 5,505 2018 26.8 1.34 1.31 25.0 11.1 YTD Feb YTD 5,346 2018 25.2 1.39 1.29 23.3 11.5 YTD Feb YTD 5,505 2019 24.2 1.34 1.40 22.4 12.7 averaging 1.24averaging four weeks positive, with the last trendhas been very however, therecent teacher’s protests; impacted by YTD 2019 negatively 17 © 2019 Kansas City Southern

Active locomotive fleet rationalization providing immediate benefit to cost structure

- ✓ KCS started its rationalization effort with a fleet of ~1,100 locomotives; goal to have a fleet size of <1,000

- ✓ KCS' initial net reduction is estimated to be ~100 locomotives

- ✓ KCS remaining fleet will include our most reliable, fuel-efficient horsepower

- ✓ KCS is evaluating the impacts of storing or disposing of the locomotives, including a likely asset impairment and associated benefits including:
  - Reduced depreciation & maintenance expense
  - Improved labor & fuel efficiency
  - Reduced lease expense



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Changes to service design driving network efficiencies & cost reductions

✓ Initial service design focusing on Mexico Intermodal & Manifest trains; these trains offer the most opportunity for service consolidation

✓ Actions taken:
- Improve utilization of intermodal trains
- Consolidate traffic with like destinations
- Reduce work events

✓ Projected benefits include:
- Reduced crewstarts
- Improved asset utilization
- Improved service consistency
- Reduced fuel consumption
- Increased network capacity

Service Design Changes have resulted in a reduction of more than 100 crew starts per week, with line of sight to reducing 100 more



8 Crew Starts/Week
Kansas City, MO
East St Louis, IL
Shreveport, LA
14 Crew Starts/Week
Laredo, TX
28 Crew Starts/Week
Benjamin Mendez, CU
50 Crew Starts/Week
6 Crew Starts/Week
SLP, SL
Mexico City, DF
Lázaro Cárdenas, MH

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Key takeaways from KCS' PSR implementation

- PSR is a cross-functional effort to balance customer service, facilitate growth, reduce costs and improve capital efficiency
- Initial PSR initiatives focused on reducing long dwelling cars, unassigned locomotives and train delays
- Customer service and operational metrics are improving as we begin to implement PSR initiatives
- Early service redesign and locomotive/car reduction initiatives are showing promising results
- KCS is laser-focused on reducing expenses to generate early financial results
- Key performance measures are being defined and targets will be established

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Appendix 21 © 2019 Kansas City Southern

Reconciliaton of Diluted Earnings per Share to Adjusted Diluted Earnings per Share

	Years Ended December 31,										
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
As reported	$ 1.84	$ 0.60	$ 1.67	$ 3.00	$ 3.43	$ 3.18	$ 4.55	$ 4.40	$ 4.43	$ 9.16	$ 6.13
Adjustments for:											
Foreign exchange (gain) loss	-	(0.02)	(0.03)	0.06	(0.02)	0.03	0.22	0.36	0.47	(0.28)	(0.05)
Foreign exchange component of income taxes	-	0.15	0.17	(0.24)	0.31	0.01	(0.22)	(0.37)	(0.42)	0.30	0.21
Debt retirement and exchange costs	-	0.04	0.44	0.23	0.11	0.76	0.04	0.04	-	-	0.02
Gain on insurance recoveries related to hurricane damage	-	-	-	(0.15)	-	-	-	-	-	-	(0.13)
Elimination of net deferred statutory profit sharing liability	-	-	-	-	(0.27)	-	-	-	-	-	-
Lease termination costs	-	-	-	-	-	-	0.23	0.06	-	-	-
Tax Cuts and Jobs Act	-	-	-	-	-	-	-	-	-	(3.93)	(0.21)
Adjusted diluted EPS - see (a) below	$ 1.84	$ 0.77	$ 2.25	$ 2.90	$ 3.56	$ 3.98	$ 4.82	$ 4.49	$ 4.48	$ 5.25	$ 5.97

(a) The Company believes adjusted diluted earnings per share is meaningful as it allows investors to evaluate the Company's performance for different periods on a more comparable basis by excluding the impact of changes in foreign currency exchange rates, the impact of and adjustments to 2017 provisional income tax benefit for the Tax Cuts and Jobs Act, and items that are not directly related to the ongoing operations of the Company. The income tax expense impacts related to these adjustments are calculated at the applicable statutory tax rate.

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Reconciliation of Revenues to Adjusted Revenues
($ in millions)

	Years Ended December 31,										
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Revenues as reported	$ 1,852.1	$ 1,480.2	$ 1,814.8	$ 2,098.3	$ 2,238.6	$ 2,369.3	$ 2,577.1	$ 2,418.8	$ 2,334.2	$ 2,582.9	$ 2,714.0
Adjustment for estimated impact from Hurricane Alex	-	-	33.0	-	-	-	-	-	-	-	-
Adjusted revenues - see (a) below	$ 1,852.1	$ 1,480.2	$ 1,847.8	$ 2,098.3	$ 2,238.6	$ 2,369.3	$ 2,577.1	$ 2,418.8	$ 2,334.2	$ 2,582.9	$ 2,714.0

Reconciliation of Operating Expenses to Adjusted Operating Expenses
($ in millions)

	Years Ended December 31,										
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Operating expenses as reported	$ 1,464.7	$ 1,213.4	$ 1,328.3	$ 1,486.7	$ 1,522.7	$ 1,630.7	$ 1,768.0	$ 1,615.0	$ 1,515.7	$ 1,661.3	$ 1,727.7
Adjustments for:											
Estimated impact from Hurricane Alex	-	-	11.0	-	-	-	-	-	-	-	-
Post-employment expense benefit	-	-	6.2	-	-	-	-	-	-	-	-
Elimination of net deferred statutory profit sharing liability	-	-	-	-	43.0	-	-	-	-	-	-
Lease termination costs	-	-	-	-	-	-	(38.3)	(9.6)	-	-	-
Gain on insurance recoveries related to hurricane damage	-	-	-	25.6	-	-	-	-	-	-	17.9
Adjusted operating expenses - see (a) below	$ 1,464.7	$ 1,213.4	$ 1,345.5	$ 1,512.3	$ 1,565.7	$ 1,630.7	$ 1,729.7	$ 1,605.4	$ 1,515.7	$ 1,661.3	$ 1,745.6
Operating income as reported	$ 387.4	$ 266.8	$ 486.5	$ 611.6	$ 715.9	$ 738.6	$ 809.1	$ 803.8	$ 818.5	$ 921.6	$ 986.3
Adjusted operating income - see (a) below	387.4	266.8	502.3	586.0	672.9	738.6	847.4	813.4	818.5	921.6	968.4
Operating ratio (b) as reported	79.1%	82.0%	73.2%	70.9%	68.0%	68.8%	68.6%	66.8%	64.9%	64.3%	63.7%
Adjusted operating ratio - see (a) and (b) below	79.1%	82.0%	72.8%	72.1%	69.9%	68.8%	67.1%	66.4%	64.9%	64.3%	64.3%

(a) The Company believes adjusted operating revenues, expenses, operating income and operating ratio are meaningful as they allow investors to evaluate the Company's performance for different periods on a more comparable basis by excluding items that are not directly related to the ongoing operations of the Company.

(b) Operating ratio is calculated by dividing operating expenses by revenues; or in the case of adjusted operating ratio, adjusted operating expenses divided by adjusted revenues.

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24 © 2019 Kansas City Southern ©2019 Kansas City Southern